Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL

OFFICER OF HILAND HOLDINGS GP, LP

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q for the three and six months ended June 30, 2007 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ken Maples, Chief Financial Officer, Vice President-Finance and Secretary of Hiland Partners GP Holdings, LLC, the general partner of Hiland Holdings GP, LP (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2007	/s/ Ken Maples
Ken Maples
Chief Financial Officer, Vice President-Finance and Secretary